Exhibit 99.1

CBRE Group, Inc.

Worldwide

Business Activity 2011

Offices	447	(a)

Employees	34,000	(b)

Total Transaction Value	$159.0 billion

Property Sales (# of Transactions)	14,700

Property Sales (Transaction Value)	$92.5 billion

Property Leasing (# of Transactions)	48,500

Property Leasing (Transaction Value)	$66.5 billion

Property & Corporate Facilities
Under Management	3.2 billion sq. ft.	(a)

Loan Originations	$22.4 billion	(c)

Loan Servicing	$118.0 billion	(d)

Investment Assets Under Management	$94.1 billion

Development in Process	$4.9 billion	(e)

Valuation & Advisory Assignments	115,825

Project Management Contract Value	$18.5 billion	(f)

(a) includes affiliate offices

(b) excludes approximately 5,000 affiliate employees

(c) includes loan sale advisory

(d) includes loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate

(e) includes $1.5 billion of Long-Term Operating Assets (projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition)

(f) includes $9.8 billion of projects that were in process as of December 31, 2011

CBRE Group, Inc.

Americas

Business Activity 2011

Offices	195	(a)

Employees	20,700+	(b)

Total Transaction Value	$92.4 billion

Property Sales (# of Transactions)	5,550

Property Sales (Transaction Value)	$45.6 billion

Property Leasing (# of Transactions)	32,725

Property Leasing (Transaction Value)	$46.8 billion
Tenant Rep	$28.1 billion
Landlord Rep	$18.7 billion

Property & Corporate Facilities
Under Management	1.6 billion sq. ft.	(a)

Loan Originations	$19.9 billion	(c)

Loan Servicing	$103.6 billion	(d)

Investment Assets Under Management	$31.8 billion

Development in Process	$4.9 billion	(e)

Valuation & Advisory Assignments	34,500

Project Management Contract Value	$13.4 billion	(f)

(a) includes affiliate offices

(b) excludes approximately 1,700 affiliate employees

(c) includes loan sale advisory

(d) reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate

(e) includes $1.5 billion of Long-Term Operating Assets (projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition)

(f) includes $6.1 billion of projects that were in process as of December 31, 2011

CBRE Group, Inc.

EMEA

Business Activity 2011

Offices	150	(a)

Employees	4,950+	(b)

Total Transaction Value	$42.7 billion

Property Sales (# of Transactions)	1,800

Property Sales (Transaction Value)	$26.2 billion

Property Leasing (# of Transactions)	5,300

Property Leasing (Transaction Value)	$16.5 billion

Property & Corporate Facilities
Under Management	0.5 billion sq. ft.	(a)

Loan Originations	$2.5 billion	(c)

Loan Servicing	$14.4 billion

Investment Assets Under Management	$50.7 billion

Valuation & Advisory Assignments	63,475

Project Management Contract Value	$1.1 billion	(d)

(a) includes affiliate offices

(b) excludes approximately 1,300 affiliate employees

(c) includes loan sale advisory

(d) includes $0.8 billion of projects that were in process as of December 31, 2011

CBRE Group, Inc.

Asia Pacific

Business Activity 2011

Offices	102	(a)

Employees	7,075+	(b)

Total Transaction Value	$23.9 billion

Property Sales (# of Transactions)	7,350

Property Sales (Transaction Value)	$20.7 billion

Property Leasing (# of Transactions)	10,475

Property Leasing (Transaction Value)	$3.2 billion

Property & Corporate Facilities Under Management	1.1 billion sq. ft.	(a)

Investment Assets Under Management	$11.6 billion

Valuation & Advisory Assignments	17,850

Project Management Contract Value	$4.0 billion	(c)

(a) includes affiliate offices

(b) excludes approximately 2,000 affiliate employees

(c) includes $2.9 billion of projects that were in process as of December 31, 2011

CBRE Group, Inc.

Office Services

Worldwide

Business Activity 2011

Total Transaction Value	$80.2 billion

Property Sales (# of Transactions)	2,025

Property Sales (Transaction Value)	$35.0 billion

Property Leasing (# of Transactions)	27,200

Property Leasing (Transaction Value)	$45.2 billion

Property & Corporate Facilities Under Management	1.1 billion sq. ft.	(a)

Loan Originations	$4.0 billion	(b)

Valuation & Advisory Assignments	34,100

(a) includes affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Office Services

The Americas

Business Activity 2011

Total Transaction Value	$52.4 billion

Property Sales (# of Transactions)	1,000

Property Sales (Transaction Value)	$16.6 billion

Property Leasing (# of Transactions)	19,550

Property Leasing (Transaction Value)	$35.8 billion

Property & Corporate Facilities Under Management	0.7 billion sq. ft.	(a)

Loan Originations	$3.6 billion	(b)

Valuation & Advisory Assignments	5,550

(a) includes affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Industrial Services

Worldwide

Business Activity 2011

Total Transaction Value	$20.0 billion

Property Sales (# of Transactions)	2,175

Property Sales (Transaction Value)	$12.5 billion

Property Leasing (# of Transactions)	9,725

Property Leasing (Transaction Value)	$7.5 billion

Property & Corporate Facilities
Under Management	0.7 billion sq. ft.	(a)

Loan Originations	$1.7 billion	(b)

Valuation & Advisory Assignments	17,125

(a) includes affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Industrial Services

The Americas

Business Activity 2011

Total Transaction Value	$14.6 billion

Property Sales (# of Transactions)	1,475

Property Sales (Transaction Value)	$8.1 billion

Property Leasing (# of Transactions)	7,975

Property Leasing (Transaction Value)	$6.5 billion

Property & Corporate Facilities
Under Management	0.5 billion sq. ft.	(a)

Loan Originations	$1.7 billion	(b)

Valuation & Advisory Assignments	6,200

(a) includes affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Retail Services

Worldwide

Business Activity 2011

Total Transaction Value	$29.2 billion

Property Sales (# of Transactions)	1,925

Property Sales (Transaction Value)	$16.4 billion

Property Leasing (# of Transactions)	8,350

Property Leasing (Transaction Value)	$12.8 billion

Property & Corporate Facilities
Under Management	0.5 billion sq. ft.	(a)

Loan Originations	$3.2 billion	(b)

Valuation & Advisory Assignments	34,100

(a) includes affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Retail Services

The Americas

Business Activity 2011

Total Transaction Value	$10.2 billion

Property Sales (# of Transactions)	1,025

Property Sales (Transaction Value)	$6.1 billion

Property Leasing (# of Transactions)	4,875

Property Leasing (Transaction Value)	$4.1 billion

Property & Corporate Facilities
Under Management	0.2 billion sq. ft.	(a)

Loan Originations	$2.2 billion	(b)

Valuation & Advisory Assignments	7,975

(a) includes affiliate offices

(b) includes loan sale advisory